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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

                                 JUNE 30, 1998
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                Date of Report (Date of earliest event reported)


                              ACCESS HEALTH, INC.
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             (Exact name of Registrant as specified in its charter)


         DELAWARE                       0-19758                  68-0163589
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(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

                             335 INTERLOCKEN PARKWAY
                              BROOMFIELD, CO  80021
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                    (Address of principal executive offices)


                                 (303) 466-9500
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              (Registrant's telephone number, including area code)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On June 30, 1998 (the "Effective Date"), pursuant to an Amended and Restated Agreement and Plan of Reorganization dated as of June 4, 1998 (the "Merger Agreement") by and among Access Health, Inc. ("Access Health" or the "Company"), Access Acquisition Corp. 98A ("Merger Sub"), a wholly-owned subsidiary of Access Health, and InterQual, Inc., ("InterQual"), Access Health acquired InterQual by means of a merger of Merger Sub into InterQual (the "Merger"), with InterQual remaining as the surviving corporation in the Merger. As a result of the Merger, InterQual became a wholly-owned subsidiary of Access Health. Access Health is a leading provider of clinically-based care management services designed to reduce costs, improve quality of care, and improve membership satisfaction. InterQual is a leading provider of clinical support criteria and systems to health care insurers, plans and providers. Merger Sub was formed solely for the purpose of effecting the Merger.

     Pursuant to the Merger Agreement, the total number of shares of Common Stock issued by Access Health in exchange for all of the outstanding shares of Class A Common Stock and Class B Common Stock of InterQual was 4,540,000.
Each share of InterQual Class A Stock and each share of InterQual Class B Stock issued and outstanding immediately prior to the Effective Date was canceled and extinguished and converted automatically into the right to receive 381.4235 and 377.6093 shares of Access Health Common Stock, respectively, upon surrender of the certificate representing such shares of InterQual Capital Stock in the manner provided in a letter of transmittal that has been sent to each record holder of InterQual Capital Stock following the Effective Date.

     The consideration paid by Access Health for the outstanding InterQual Capital Stock pursuant to the Merger Agreement was determined through arms' length negotiations reflecting InterQual's business, operating results and financial condition as well as a variety of factors including but not limited to the complementary nature of the two companies' products and services, the expanded customer base that InterQual would provide, the expansion of management resources that would result from the Merger and the opportunity for operating efficiencies and synergies.

     The Merger is intended to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and the Merger qualifies as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          a.   Financial Statements of Business Acquired.

               The financial statements of InterQual, Inc. required to be filed pursuant to Item 7(a) of Form 8-K are included as Exhibit 20.1 of this Current Report on Form 8-K.

          b.   Pro Forma Financial Information.

               The pro forma financial information required to be filed pursuant to Item 7(b) of this Current Report on Form 8-K were not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than September 14, 1998, 60 days after the date this Form 8-K is required to be filed.

          c.   Exhibits.

               The following exhibits are filed in accordance with Item 601 of Regulation S-K as part of this report:

               2.1 Amended and Restated Agreement and Plan of Reorganization dated as of June 4, 1998, entered into by and among Access Health, Inc., a Delaware corporation, InterQual, Inc., a Delaware corporation, and Access Acquisition Corp. 98A, a Delaware corporation (incorporated by reference to Annex A to the Prospectus contained in the Company's Registration Statement on Form S-4 (File No. 333-56253)).

               20.1 Financial Statements of InterQual, Inc., including balance sheets of InterQual, Inc. as of December 31, 1996 and 1997 and the statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended December 31, 1995, 1996 and 1997 (incorporated by reference to the Financial Statements of InterQual, Inc. included in the Prospectus contained in the Company's Registration Statement on Form S-4 (File No. 333-56253)).

               23.1 Consent of Alexander, Aronson, Finning & Co., P.C.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ACCESS HEALTH, INC.


Dated:  July 10, 1998                   By: /s/ JULIE A. BROOKS
                                            ------------------------------------
                                                Name:  Julie A. Brooks
                                                Title: Senior Vice President and
                                                       General Counsel


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                                  EXHIBIT INDEX

                                                                           Page
Exhibit                            Description                            Number
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2.1       Amended and Restated Agreement and Plan of Reorganization
          dated as of June 4, 1998, entered into by and among Access Health, Inc., a Delaware corporation, InterQual,
          Inc., a Delaware corporation, and Access Acquisition
          Corp. 98A, a Delaware corporation (incorporated by reference to Annex A to the Prospectus contained in Access Health's Registration Statement on Form S-4 (File
          No. 333-56253)).

20.1 Financial Statements of InterQual, Inc., including balance sheets of InterQual, Inc. as of December 31, 1996 and 1997 and the statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended December 31, 1995, 1996 and 1997 (incorporated by reference to the Financial Statements of InterQual, Inc. included in the Prospectus contained in the Company's Registration Statement on Form S-4(File No. 333-56253)).

23.1      Consent of Alexander, Aronson, Finning & Co., P.C.





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